Exhibit 10.5

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of June 16, 2011 is made by and among LYDALL FILTRATION/SEPARATION, INC. a Connecticut corporation (the "Guarantor") and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

WHEREAS, the Lender and Lydall, Inc., a Delaware corporation (the “Borrower”), have entered into that certain Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lender, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit or provide financial accommodations to the Borrower;

WHEREAS, Guarantor is a party to that certain Guaranty Agreement dated as of the date hereof by and among Lydall International, Inc., a Delaware corporation, Lydall Thermal/Acoustical, Inc., a Delaware corporation, the Guarantor and the Lender (the “Guaranty Agreement”), pursuant to which Guarantor guarantees certain Obligations as set forth in the Guaranty Agreement.

WHEREAS, it is a condition precedent to the Lender making any loans or otherwise extending credit or providing financial accommodations to the Borrower under the Credit Agreement that the Guarantor execute and deliver to the Lender a security agreement in substantially the form hereof; and

WHEREAS, the Guarantor wishes to grant a security interest in favor of the Lender as herein provided.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement.  The term “State,” as used herein, means the State of Connecticut.  All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein.  However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.  The term “Obligations,” as used herein, shall have the meaning ascribed to it in the Credit Agreement.

2.           Grant of Security Interest.  The Guarantor hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns the following properties, assets and rights of the Guarantor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):  all assets including all personal and fixture property of every kind and nature, including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles), and all products and proceeds of the foregoing.  Notwithstanding anything herein to the contrary, the term “Collateral” shall not include more than 65% of the equity interests of a first-tier Foreign Subsidiary (or more than 65% of the equity interests of a Domestic Subsidiary whose sole assets are the equity interests of Foreign Subsidiaries) or to the extent not yet paid to the Guarantor or such Domestic Subsidiary to more than the corresponding proportion of dividends, distributions, interest and other payments with respect to more than 65% of such equity interests (such excluded assets herein called the “Excluded Assets”).  The Lender acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Guarantor’s compliance with § 4.7.

3.           Authorization to File Financing Statements.  The Guarantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets or, as the case may be, all personal property of the Guarantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction specifically excluding, however, the Excluded Assets, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdictions for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Guarantor is an organization, the type of organization and any organizational identification number issued to the Guarantor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Guarantor agrees to furnish any such information to the Lender promptly upon the Lender’s request.  The Guarantor also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4.           Other Actions. Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender’s security interest in the Collateral, the Guarantor agrees, in each case at the Guarantor’s expense, to take the following actions with respect to the following Collateral and without limitation on the Guarantor’s other obligations contained in this Agreement:

4.1.           Promissory Notes and Tangible Chattel Paper. If the Guarantor shall, now or at any time hereafter, hold or acquire any promissory notes or any tangible chattel paper individually having a face value in excess of $2,500,000 (each, a “Material Note” or “Material Tangible Chattel Paper”, as the case may be), the Guarantor shall forthwith endorse, assign and deliver to the Lender each such Material Note or Material Chattel Paper, as the case may be, and, in each case of a required endorsement, assignment and delivery, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

4.2.           Deposit Accounts.  For each deposit account that the Guarantor now or at any time hereafter opens or maintains, the Guarantor shall, at the Lender’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Lender, either (a) cause the depositary bank to agree to comply, without further consent of the Guarantor, at any time with instructions from the Lender to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Lender to become the customer of the depositary bank with respect to the deposit account, with the Guarantor being permitted, only with the consent of the Lender, to exercise rights to withdraw funds from such deposit account.  The Lender agrees with the Guarantor that the Lender shall not give any such instructions or withhold any withdrawal rights from the Guarantor, unless an Event of Default has occurred and is continuing, or, if effect were given to any withdrawal not otherwise permitted by the Loan Documents, would occur.  The provisions of this paragraph shall not apply to (i) any deposit account for which the Guarantor, the depositary bank and the Lender have entered into a cash collateral agreement specially negotiated among the Guarantor, the depositary bank and the Lender for the specific purpose set forth therein, (ii) a deposit account for which the Lender is the depositary bank and is in automatic control, and (iii) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Guarantor’s employees.  Nothing in this Section 4.2 shall be construed to limit or otherwise derogate in any way the Guarantor’s obligations under Section 6.15 of the Credit Agreement.

4.3.           Investment Property.  Subject to the limitations set forth in Section 2 hereof, if the Guarantor shall now or at any time hereafter hold or acquire any certificated securities of any Subsidiary, the Guarantor shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.  If any securities now or hereafter acquired by the Guarantor are (a) (i) uncertificated or (ii) certificated and issued by a Person other than a Subsidiary, (b) issued to the Guarantor or its nominee directly by the issuer thereof, and (c) have a principal amount or value in excess of $5,000,000 in the aggregate with respect to any one issuer (each a “Material Security”), the Guarantor shall promptly notify the Lender thereof and, at the Lender’s request and option pursuant to an agreement in a form and substance reasonably satisfactory to the Lender, either (A) cause the issuer to agree to comply, without further consent of the Guarantor, or such nominee, at any time with instructions from the Lender as to each Material Security or (B) arrange for the Lender to become the registered owner of the Material Securities.  Subject to the limitations set forth in Section 2 hereof, if any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Guarantor is held by the Guarantor or its nominee through a securities intermediary or commodity intermediary and constitute a Material Security, the Guarantor shall promptly notify the Lender thereof and, at the Lender’s request and option, the Guarantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of the Guarantor or such nominee, at any time with entitlement orders or other instructions from the Lender to such securities intermediary as to such a Material Security, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, or (ii) in the case of a Material Security held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such a Material Security, with the Guarantor being permitted, only with the consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property.  The Lender agrees with the Guarantor that the Lender shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Guarantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur.  The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Lender is the securities intermediary.

4.4.           Collateral in the Possession of a Bailee.  If any Collateral having an aggregate value of more than $1,000,000 is now or at any time hereafter in the possession of a bailee at a particular location, the Guarantor shall promptly notify the Lender thereof and, at the Lender’s request and option, shall use reasonable best efforts to obtain an acknowledgement from the bailee, in form and substance reasonably satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender and such bailee’s agreement to comply, without further consent of the Guarantor, at any time with instructions of the Lender as to such Collateral.  The Lender agrees with the Guarantor that the Lender shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Guarantor with respect to the bailee.

4.5.           Electronic Chattel Paper and Transferable Records.  If the Guarantor, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper, any electronic document or any “transferrable record,” individually having a face value in excess of $2,500,000 (each a “Material Electronic Paper”), the Guarantor shall (i) promptly notify the Lender thereof and, (ii) at the request and option of the Lender, take such action as the Lender may reasonably request to vest in the Lender control of such Material Electronic Paper, under Section 9-105 of the Uniform Commercial Code of the State or any other relevant jurisdiction, Section 7-106 of the Uniform Commercial Code of the State or any other relevant jurisdiction, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, as applicable.  The Lender agrees with the Guarantor that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender’s loss of control, for the Guarantor to make alterations to the electronic chattel paper, electronic document or transferable record permitted under UCC Section 9-105, UCC Section 7-106, or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Guarantor with respect to such electronic chattel paper, electronic document or transferrable record.  The provisions of this Section 4.6 relating to electronic documents and “control” under UCC Section 7-106 apply in the event that the 2003 revisions to Article 7, with amendments to Article 9, of the Uniform Commercial Code, in substantially the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, are now or hereafter adopted and become effective in the State or in any other relevant jurisdiction.

4.6.           Letter-of-Credit Rights.  If the Guarantor is, now or at any time hereafter, a beneficiary under a letter of credit now or hereafter individually having a maximum amount that may be drawn in excess of $2,500,000 (each, a “Material Letter of Credit”), the Guarantor shall promptly notify the Lender thereof and, at the request and option of the Lender, the Guarantor shall, pursuant to an agreement in form and substance satisfactory to the Lender, either (A) arrange for the issuer and any confirmer or other nominated person of each such Material Letter of Credit, to consent to an assignment to the Lender of the proceeds of such Material Letter of Credit or (B) arrange for the Lender to become the transferee beneficiary of such Material Letter of Credit.

4.7           Commercial Tort Claims.  If the Guarantor shall now or at any time hereafter hold or acquire a commercial tort claim with respect to which the Guarantor has commenced legal action by filing a lawsuit in court and having a value reasonably estimated by the Guarantor to be in excess of $5,000,000, the Guarantor shall promptly notify the Lender in a writing signed by the Guarantor of the particulars thereof, and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.  Such Notice shall be deemed to be an amendment to the Guarantor’s Perfection Certificate with respect to such commercial tort claim.

4.8.           Other Actions as to any and all Collateral.  The Guarantor further agrees, upon request of the Lender and at the Lender’s option, to take any and all other actions as the Lender may reasonably determine to be necessary or useful for the attachment, perfection and first priority of (subject, however, to Liens permitted under the Credit Agreement), and the ability of the Lender to enforce, the Lender’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Guarantor’s signature thereon is required therefor, (b) causing the Lender’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Lender, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) using reasonable best efforts to obtain waivers from mortgagees and landlords in form and substance satisfactory to the Lender and in accordance with the terms of the Credit Agreement, and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Lender to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

5.           Relation to Other Security Documents.  The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust, if any, granted by the Guarantor to the Lender and which secures the payment or performance of any of the Obligations.  Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Lender hereunder.

6.           Representations and Warranties Concerning Guarantor’s Legal Status. The Guarantor represents and warrants to the Lender as follows:  (a) the Guarantor’s exact legal name is that indicated on the signature page hereof, (b) the Guarantor is an organization of the type, and is organized in the jurisdiction, set forth on its Perfection Certificate dated the date hereof and attached hereto as Exhibit A (the “Perfection Certificate”), (c) the Perfection Certificate accurately sets forth the organizational identification number or accurately states that the Guarantor has none, (d) the Perfection Certificate accurately sets forth the Guarantor’s place of business or, if more than one, its chief executive office, as well as the Guarantor’s mailing address, if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Guarantor is accurate and complete in all material respects.

7.           Covenants Concerning Guarantor’s Legal Status.  The Guarantor covenants with the Lender as follows: (a) without providing at least thirty (30) days prior written notice to the Lender, the Guarantor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Guarantor does not have an organizational identification number and later obtains one, the Guarantor will promptly notify the Lender of such organizational identification number, and (c) the Guarantor will not change its type of organization, jurisdiction of organization or other legal structure except as permitted in the Credit Agreement.

8.           Representations and Warranties Concerning Collateral Etc.  The Guarantor further represents and warrants to the Lender as follows:  (a) the Guarantor is the owner of, or has other rights in, or power to transfer, the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in §9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) to the best of its knowledge, the Guarantor holds no commercial tort claim except as indicated on the Perfection Certificate, (e) the Guarantor has at all times operated its business in compliance in all material respects with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete in all material respects.

9.           Covenants Concerning Collateral, Etc.  The Guarantor further covenants with the Lender as follows: (a) the Collateral, to the extent not delivered to the Lender pursuant to Section 4 hereof or disposed of as permitted by the Credit Agreement, will be kept at those locations listed on the Perfection Certificate, as the same may be amended from time to time as herein provided, and the Guarantor will not remove the Collateral from such locations without providing at least fifteen (15) days prior written notice to the Lender except (i) to another location listed on the Perfection Certificate, or (ii) to another location of the Guarantor or one of its Subsidiaries or one of the other Subsidiaries of Borrower, in each case, that is located within the United States but not listed on the Perfection Certificate, as amended from time to time (any such location, an “Unlisted Location”); provided, that the aggregate value of the Collateral located at such Unlisted Location shall not exceed $1,000,000, or (iii) motor vehicles or (iv) the removal of Collateral for up to thirty (30) days to repair such Collateral, in each case, in the ordinary course of business, (b) except for the security interest herein granted and Permitted Liens, the Guarantor shall be the owner of, or have other rights in or power to transfer, the Collateral free from any right or claim of any other person or any lien, security interest or other encumbrance, and the Guarantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) the Guarantor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Lender except for Permitted Liens, (d) the Guarantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Guarantor will permit the Lender, or its designee, to inspect the Collateral at any reasonable time during normal business hours, wherever located, (f) the Guarantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) the Guarantor will continue to operate its business in compliance in all material respects with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (h) the Guarantor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for dispositions permitted by the Credit Agreement, and (i) with each annual Compliance Certificate delivered by Borrower pursuant to Section 6.02 of the Credit Agreement, the Guarantor shall cause Borrower to provide information updating the Perfection Certificate, including without limitation any new locations at which any Collateral is located.

10.              Insurance.

10.1.           Maintenance of Insurance.  The Guarantor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas.   Such insurance shall be in such minimum amounts that the Guarantor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender.  In addition, all such property casualty insurance shall be payable to the Lender as loss payee under a loss payee clause reasonably acceptable to the Lender.  Without limiting the foregoing, the Guarantor will (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Guarantor; business interruption insurance; and product liability insurance.

10.2.           Insurance Proceeds.  The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing, be disbursed to the Guarantor for direct application by the Guarantor to the repair or replacement of the Guarantor’s property so damaged or destroyed, with any excess proceeds to be retained by the Guarantor, and (ii) if an Event of Default has occurred and is continuing, be distributed to the Lender to be held by the Lender as cash collateral for the Obligations.  The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Guarantor solely to the repair or replacement of the Guarantor’s property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations.

10.3.           Continuation of Insurance.  All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Lender.  In the event of failure by the Guarantor to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Guarantor.  The Guarantor shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

11.              Collateral Protection Expenses:  Preservation of Collateral.

11.1.           Expenses Incurred by Lender.  In the Lender’s discretion, if the Guarantor fails to do so, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto, maintain any of the Collateral, and pay any necessary filing fees or insurance premiums.  The Guarantor agrees to reimburse the Lender on demand for all expenditures so made.  The Lender shall have no obligation to the Guarantor to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

11.2.           Lender’s Obligations and Duties.  Anything herein to the contrary notwithstanding, the Guarantor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Guarantor thereunder.  The Lender shall not have any obligation or liability under any such contract or agreement by reason of, or arising out of, this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Guarantor under, or pursuant to, any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times.  The Lender’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under §9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

12.              Securities and Deposits.  The Lender may at any time following the occurrence and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations.  Whether or not any Obligations are due, the Lender may following the occurrence and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.  Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Guarantor may at any time during the continuance of an Event of Default be applied to, or set off against, any of the Obligations then due and owing.

13.              Notification to Account Debtors and Other Persons Obligated on Collateral.  If an Event of Default shall have occurred and be continuing, the Guarantor shall, at the request and option of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender’s agent therefor, and the Lender may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Guarantor, so notify account debtors and other persons obligated on Collateral, which notice may include the provision to such account debtors and other persons of an accounts receivable letter which, if provided, may be (a) substantially in the form attached hereto as Exhibit B (Lender having required Guarantor to execute an undated accounts receivable letter in the form of Exhibit B attached hereto which Lender agrees to hold and not release unless Lender is permitted to send such letter as provided in this Section 13), or (b) in another form executed by Guarantor upon request of Lender.  After the making of such a request or the giving of any such notification, the Guarantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Guarantor as trustee for the Lender without commingling the same with other funds of the Guarantor and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments.  The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

14.              Power of Attorney.

14.1.           Appointment and Powers of Lender.  The Guarantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Guarantor or in the Lender’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Guarantor, without notice to or assent by the Guarantor, to do the following:

(a)              upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Guarantor’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary or useful to protect, preserve or realize upon the Collateral and the Lender’s security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Guarantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Guarantor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)              to the extent that the Guarantor’s authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without the Guarantor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Guarantor’s name such financing statements and amendments thereto and continuation statements which may require the Guarantor’s signature.

14.2.           Ratification by Guarantor.  To the extent permitted by law, the Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and is irrevocable.

14.3.           No Duty on Lender.  The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Guarantor for any act or failure to act, except for the Lender’s own gross negligence or willful misconduct.

15.             Rights and Remedies.  If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to or demand upon the Guarantor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and of such jurisdiction and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Guarantor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom.  The Lender may in its discretion require the Guarantor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Guarantor’s principal office(s) or at such other locations as the Lender may reasonably designate.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Guarantor at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Guarantor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice.  In addition, the Guarantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16.             Standards for Exercising Rights and Remedies.  To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Guarantor acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Guarantor, for expressions of interest in acquiring all, or any portion of, the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection, or disposition of, any of the Collateral.  The Guarantor acknowledges that the purpose of this §16 is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender’s duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this §16.  Without limitation upon the foregoing, nothing contained in this §16 shall be construed to grant any rights to the Guarantor or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §16.

17.             No Waiver by Lender, etc.  The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender.  No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

18.             Suretyship Waivers by Guarantor.  Except as may be otherwise specifically provided in the Credit Agreement, the Guarantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect to both the Obligations and the Collateral, the Guarantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable.  The Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2.  The Guarantor further waives any and all other suretyship defenses.

19.             Marshalling.  The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Guarantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Guarantor hereby irrevocably waives the benefits of all such laws.

20.             Proceeds of Dispositions; Expenses.  The Guarantor shall pay to the Lender on demand amounts equal to any and all reasonable expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender’s rights and remedies under, or in respect of, any of the Obligations or any of the Collateral.  After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine or in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due.  Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Guarantor.  In the absence of final payment and satisfaction in full of all of the Obligations, the Guarantor shall remain liable for any deficiency.

21.             Overdue Amounts.  Until paid, all amounts which become due and payable by the Guarantor hereunder shall be a debt secured by the Collateral and if not otherwise paid within any applicable grace period after the same becomes due shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

22.             Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO TAKE EFFECT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.  The Guarantor agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State of Connecticut or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by certified or registered mail at the address specified in the Credit Agreement.  The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

23.             Waiver of Jury Trial.  EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS.  Except as prohibited by law, the Guarantor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  The Guarantor (i) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this Section 23.

24.             Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns permitted pursuant to the Credit Agreement.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  The Guarantor acknowledges receipt of a copy of this Agreement.

25.             PREJUDGMENT REMEDY WAIVER.

THE GUARANTOR HEREBY REPRESENTS, WARRANTS AND ACKNOWLEDGES THAT THE FINANCING EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED.  THE GUARANTOR HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS.  MORE SPECIFICALLY, THE GUARANTOR ACKNOWLEDGES THAT UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT THE LENDER’S ATTORNEY MAY, PURSUANT TO, AND IN ACCORDANCE WITH, CONN. GEN. STATE. §52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.  THE GUARANTOR ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE LENDER ACKNOWLEDGES THE GUARANTOR’S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.  THE GUARANTOR FURTHER WAIVES ITS RIGHTS TO REQUEST THAT THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE LENDER.

26.             Amendments.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Guarantor and the Lender.

27.             Electronic Self-Help Authorization. Upon and during the continuance of an Event of Default, the Lender shall have, in addition to all other rights and remedies contained in this Agreement, (which the Guarantor, and, by becoming bound by the Obligations or this Agreement, all other obligors, guarantors and any new debtors accept and agree upon), the right to locate, disable or to take possession of the Collateral by electronic, digital, magnetic or wireless optical electromagnetic or similar means after giving any notices required under applicable law.

28.             Termination.  At such time as all of the Obligations (other than contingent indemnification obligations for which no claim has been asserted) have been finally paid and satisfied in full and the Commitment has been irrevocably terminated, this Agreement shall terminate and Lender shall, upon written request and at the expense of Guarantor, execute and deliver to Guarantor all documents and other instruments as may be necessary or proper to evidence the termination of Lender’s security interest in the Collateral and Lender shall return to Guarantor any Collateral then in Lender’s possession.

[Signature page follows]

IN WITNESS WHEREOF, intending to be legally bound, the Guarantor has caused this Agreement to be duly executed as of the date first above written.

LYDALL FILTRATION/SEPARATION, INC.

By:	/s/ Dale G. Barnhart
Name: Dale G. Barnhart
Title: President

Accepted:

BANK OF AMERICA, N.A.

By:	/s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

[Signature Page to BOA-Filtration/Separation Security Agreement]

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF       Connecticut    )

                                        Manchester       ) ss.

COUNTY OF                  Hartford           )

Before me, the undersigned, personally appeared Dale G. Barnhart, to me known personally, and who, being by me duly sworn, deposes and says that he is the President of Lydall Filtration/Separation, Inc., and that said instrument was signed and sealed on behalf of said company by authority of its Board of Directors, and said President acknowledged said instrument to be his free act and deed as such Officer and the free act and deed of said company.
Donna G. Tracy

/s/ Donna G. Tracy
Notary Public
Commissioner of the Superior Court
My commission expires: 3/31/13